Exhibit 99.1

Yoshiharu Board of Directors Approves Company to Operate as Vestand

Change Reflects Strategic Initiative to Enter into the U.S. Real Estate Market

BUENA PARK, CA – July 15, 2025 – Yoshiharu Global Co. (NASDAQ: YOSH) (“Yoshiharu” or the “Company”), a restaurant operator specializing in authentic Japanese ramen & rolls, today announced that its Board of Directors has approved a Company name change to do business as “Vestand, Inc.”, reflecting the evolution of the company from its origins as a restaurant operator into a diversified brand that will include real estate development and digital asset ventures.

The Company will begin the name change process, including symbol change, with Nasdaq, which will be announced when completed. The Company has also approved a change of its corporate web address to www.vestand.com, and headquarters to 104 Apple Blossom Cir, Brea, CA 92821.

“Our evolution to operate as Vestand is an acknowledgement of the progress we have made to diversify and position the company as a leading PropTech player in the U.S. market over the mid to long term,” said Ji-Won Kim, Director and Chief Executive Officer of Yoshiharu. “This anticipated rebranding reflects our clear strategic direction to actively pursue real estate investments and digital asset ventures going forward to diversify our revenue and establish a solid foundation for long-term growth. Our proven on-the-ground expertise, real asset–focused investment structure, and a differentiated expansion strategy rooted in Security Token Offering (“STO”) and AI-based technologies is quickly enabling our transition into a PropTech company.

“To accelerate our real estate initiatives, earlier this year we signed a strategic Memorandum of Understanding (“MOU”) with Good Mood Studio, a real estate firm with a proven track record of over 1,400 successful property flips.

The U.S. real estate market continues to be driven by stability and strong demand, with significant long term appreciation potential. Technological advancements including platforms for tokenization, AI-based property analysis, and virtual transactions, is increasing efficiency, access, and liquidity in the real estate market. We look forward to additional announcements in the months ahead as we focus on leveraging these technologies and fuel Vestand’s momentum and growth initiatives for our new brand and shareholders,” concluded Kim.

About Yoshiharu Global Co.

Yoshiharu is a fast-growing restaurant operator and was born out of the idea of introducing the modernized Japanese dining experience to customers all over the world. Specializing in Japanese ramen, Yoshiharu gained recognition as a leading ramen restaurant in Southern California within six months of its 2016 debut and has continued to expand its top-notch restaurant service across Southern California and Las Vegas, currently owning and operating 15 restaurants.

For more information, please visit www.yoshiharuramen.com.

Forward Looking Statements

This press release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, statements regarding our position to execute on our growth strategy, and our ability to expand our leadership position. These forward-looking statements include, but are not limited to, the Company’s beliefs, plans, goals, objectives, expectations, assumptions, estimates, intentions, future performance, other statements that are not historical facts and statements identified by words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates” or words of similar meaning. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in, or suggested by, these forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our filings with the SEC including our Form 10-K for the year ended December 31, 2024, and subsequent reports we file with the SEC from time to time, which can be found on the SEC’s website at www.sec.gov. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Relations Contact:

Larry W Holub

Director

MZ North America

YOSH@mzgroup.us

312-261-6412